Exhibit 99.3

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

MPT OPERATING PARTNERSHIP, L.P. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

These unaudited pro forma condensed consolidated financial statements of Medical Properties Trust, Inc. and Subsidiaries, and of MPT Operating Partnership, L.P. and Subsidiaries have been prepared to give pro forma effect to the acquisition, disposition and financing transactions described below:

Acquisition of Capella Holdings, Inc.

On August 31, 2015, affiliates of Medical Properties Trust, Inc. (the “Company”) and MPT Operating Partnership, L.P. (the “Operating Partnership”, and together with the Company and its consolidated subsidiaries, “we” or “our”) completed the previously announced acquisition of all of the outstanding interests in Capella Holdings, Inc. (“Capella”). In conjunction with the acquisition, MPT Camaro Opco, LLC, a wholly-owned subsidiary of MPT Development Services, Inc., our taxable REIT subsidiary, formed a joint venture limited liability company, Capella Health Holdings, LLC (“Capella Holdings”), with an entity affiliated with the current senior management of Capella (“ManageCo”). MPT Camaro Opco, LLC holds 49% of the equity interests in Capella Holdings and the ManageCo holds the remaining 51%. Pursuant to the terms of the merger agreement dated July 21, 2015, among Capella Holdings, a merger subsidiary of Capella Holdings, Capella and GTCR Fund VIII, L.P. (solely in its capacity as representative of the stockholders and optionholders of Capella), at closing the merger subsidiary merged with and into Capella, with Capella surviving the merger as a wholly-owned subsidiary of Capella Holdings, in exchange for cash merger consideration to the former owners of Capella in the amount of approximately $900 million.

To help fund Capella Holding’s payment of the merger consideration and transaction expenses, MPT Camaro Opco, LLC made an equity contribution and acquisition loan in the aggregate amount of approximately $900 million. The loan has a 15-year term and bears interest at a rate equal to the initial rate we receive under the sale-leaseback and mortgage loan transactions described below.

Promptly upon closing of the merger transaction, subsidiaries of the Operating Partnership acquired Capella’s interests in the real estate of four of its acute care hospitals (and will acquire a fifth hospital pending receipt of customary state regulatory approvals), for an aggregate purchase price of $390 million. Each of the facilities acquired were simultaneously leased back to subsidiaries of Capella. In addition, subsidiaries of the Operating Partnership made mortgage loans to Capella in an aggregate amount of $210 million, secured by a first lien mortgage in Capella’s interests in its two remaining hospitals. The aggregate purchase price for the facilities we acquired and the aggregate mortgage loan proceeds for the remaining facilities were credited and offset against the principal outstanding balance of the acquisition loan. The real estate leases and mortgage loans have substantially similar 15-year terms with four 5-year extension options, plus consumer price-indexed increases, limited to a 4% ceiling annually. The initial GAAP yield under the lease and mortgage loans is approximately 9.1%.

We collectively refer to the transaction described above in connection with our acquisition of Capella as the “Capella Transactions”.

Acquisition of Median Kliniken Portfolio

On April 29, 2015, we entered into a series of definitive agreements with Median Kliniken S.à r.l., or MEDIAN, a German provider of post-acute and acute rehabilitation services, to acquire the real estate assets of 32 hospitals owned by MEDIAN for an aggregate purchase price of approximately €688 million. Upon acquisition, each property became subject to a master lease between us and MEDIAN providing for the leaseback of the property to MEDIAN. The master lease has an initial term of 27 years and provides for an initial GAAP lease rate of 9.3%, with annual escalators at the greater of one percent or 70% of the German consumer price index. We expect to acquire additional facilities from MEDIAN in a substantially similar sale-leaseback transaction subject to the master lease, resulting in an aggregate purchase price for all acquired facilities of approximately €705 million.

MEDIAN is owned by an affiliate of Waterland Private Equity Fund V C.V. (“Waterland”), which acquired 94.9% of the outstanding equity interests in MEDIAN, and by a subsidiary of our operating partnership, which acquired the remaining 5.1% of the outstanding equity interests in MEDIAN, each in December 2014. In December 2014, we provided interim acquisition loans to affiliates of Waterland and MEDIAN in connection with Waterland’s acquisition of its stake in MEDIAN in an aggregate amount of approximately €425 million. In addition, we made further loans to MEDIAN during the first half of 2015 in an aggregate amount of approximately €240 million, which were used by MEDIAN to repay existing debt on properties we have acquired or expect to acquire.

Closing of the sale-leaseback transactions, which began in the second quarter of 2015, is subject to customary real estate, regulatory and other closing conditions, including waiver of any statutory pre-emption rights by local municipalities and antitrust clearance. At each closing, the purchase price for each facility will be reduced and offset against the interim loans made to affiliates of Waterland and MEDIAN as described above and against the amount of any debt assumed or repaid by us in connection with the closing. As of November 6, 2015, we have closed on 30 of the 32 properties for a cumulative purchase price to date of approximately €627 million.

We refer to our acquisition of the MEDIAN properties in the sale-leaseback transactions described above as the “MEDIAN Transactions.”

Other Acquisitions

On July 31, 2015, we entered into definitive agreements to acquire a portfolio of several acute care hospitals and a freestanding clinic in Northern Italy for an aggregate purchase price to us of approximately €90 million. The acquisition will be effected through a newly-formed joint venture between us and affiliates of AXA Real Estate, in which we will own a 50% interest. Upon closing, the facilities will be leased to an Italian acute care hospital operator pursuant to a long-term master lease.

On June 16, 2015, we acquired the real estate of two facilities in Lubbock, Texas, a 60-bed inpatient rehabilitation hospital and a 37-bed long-term acute care hospital, for an aggregate purchase price of $31.5 million. We entered into a 20-year lease with Ernest Health, Inc. (“Ernest”) for the rehabilitation hospital, which provides for three five-year extension options, and separately entered into a lease with Ernest for the long-term acute care hospital that has a final term ending December 31, 2034. In connection with the transaction, we funded an acquisition loan to Ernest of approximately $12.0 million. Ernest will operate the rehabilitation hospital in a joint venture with Covenant Health System, while the long term acute care hospital will continue to be operated by Fundamental Health under a new sublease with Ernest.

On February 13, 2015, we acquired two general acute care hospitals in the Kansas City area for $110 million. The facilities are leased to affiliates of Prime Healthcare Services, Inc. (“Prime”) pursuant to a new master lease providing for a 10-year initial fixed term, with two extension options of five years each. The master lease provides for consumer-price-indexed annual rent increases, subject to a specified floor. In addition we funded a mortgage loan to Prime in the amount of $40 million, which has a 10-year term.

On February 27, 2015, we acquired an inpatient rehabilitation hospital in Weslaco, Texas for $10.7 million that we leased to Ernest under our existing master lease with Ernest. In addition, we funded an acquisition loan to Ernest in the amount of $5 million.

During the first half of 2015, we completed construction and commenced collection of rent on seven acute care facilities for First Choice ER (a subsidiary of Adeptus Health (“Adeptus”)) located in Texas, Arizona and Colorado.

We collectively refer to the transactions described under the headings “Other Acquisitions” above as the “Additional Acquisitions.”

Dispositions

On July 30, 2015, we sold a long-term acute care facility in Luling, Texas for approximately $9.7 million. In addition, in August 2015, we sold six other facilities located in the United States for total proceeds of approximately $9.5 million, of which $8.0 million was in cash and the remaining $1.5 million was in the form of a loan. We collectively refer to the dispositions described above as the “Dispositions.”

Financing Transactions

On August 11, 2015, the Company completed an offering of 28.75 million shares of its common stock (including 3.75 million shares sold pursuant to the exercise in full of the underwriters’ option to purchase additional shares).

On August 19, 2015, the Operating Partnership and MPT Finance Corporation, a Delaware corporation and wholly owned subsidiary of the Operating Partnership, completed a public offering of €500 million aggregate principal amount of their 4.00% senior notes due 2022.

We financed the remaining balances payable by us in connection with the various transactions described above through borrowings under our revolving credit facility. However, for proforma purposes we have assumed we will convert $500 million of our revolving borrowings into long-term permanent financing at a rate of 5.25%.

We collectively refer to these financing transactions as the “Financing Transactions”. We collectively refer to the Capella Transactions, MEDIAN Transactions, Additional Acquisitions, Dispositions and Financing Transactions as the “Recent Portfolio Transactions.”

These unaudited pro forma condensed consolidated financial statements were based on and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed consolidated financial statements; and

•	the Company’s and Operating Partnership’s consolidated financial statements for the year ended December 31, 2014 and for the six months ended June 30, 2015 and the notes relating thereto, as filed with the Securities and Exchange Commission.

The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the Recent Portfolio Transactions, (2) factually supportable and (3) with respect to the unaudited pro forma condensed consolidated statements of income (which we refer to as the pro forma statements of income), expected to have a continuing impact on our results. The pro forma statements of income for the year ended December 31, 2014 and for the six months ended June 30, 2015, give effect to the Recent Portfolio Transactions as if they occurred on January 1, 2014 and January 1, 2015, respectively. The unaudited pro forma condensed consolidated balance sheet (which we refer to as the pro forma balance sheet) as of June 30, 2015, gives effect to the Recent Portfolio Transactions as if they each occurred on June 30, 2015.

As described in the accompanying notes, the unaudited pro forma condensed consolidated financial statements have been prepared using the acquisition method of accounting for the real estate acquired and assumes certain accounting for the Capella Transactions (such as using the equity method to account for our 49% interest in Capella Health Holdings), MEDIAN Transactions and Additional Acquisitions, in each case, in accordance with GAAP and the regulations of the SEC. We have been treated as the acquirer of real estate in each of the transactions for accounting purposes. The acquisition accounting is dependent upon certain valuations and other studies that have yet to commence or progress to a stage where there is sufficient information for a definitive measurement. Accordingly, the pro forma financial statements are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed consolidated financial statements. Differences between these preliminary estimates and the final accounting will occur and these differences could have a material impact on the pro forma financial statements and our future results of operations and financial position.

The pro forma financial statements have been presented for informational purposes only and are not necessarily indicative of what our results of operations and financial position would have been had the Recent Portfolio Transactions been completed on the dates indicated. In addition, the pro forma financial statements do not purport to project our future results of operations or financial position.

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Balance Sheet

	Medical Properties Trust, Inc. Historical June 30, 2015	Capella Pro Forma Adjustments		MEDIAN Pro Forma Adjustments	Additional Acquisitions and Dispositions Pro Forma Adjustments		Medical Properties Trust, Inc. Pro Forma June 30, 2015
(in thousands)		(A)		(A)	(A)
Assets

Real estate assets

Land, buildings and improvements, and intangible lease assets	$2,720,011	$229,219		$460,260	$(16,455)		$3,393,035
Mortgage loans	437,587	210,000		—	1,500		649,087
Net investment in direct financing leases	455,020	160,781		—	—		615,801

Gross investment in real estate assets	3,612,618	600,000		460,260	(14,955)		4,657,923
Accumulated depreciation and amortization	(231,909)	—		—	9,875		(222,034)

Net investment in real estate assets	3,380,709	600,000		460,260	(5,080)		4,435,889
Cash and cash equivalents	45,904	(894,900)		(118,935)	1,013,835		45,904
Interest and rent receivables	56,792	—		—	(938)		55,854
Straight-line rent receivables	68,927	—		—	(923)		68,004
Other loans	548,865	290,000		(376,772)	—		462,093
Other assets	124,928	4,900	(B)	—	112,632	(B)	242,460

Total Assets	$4,226,125	$—		$(35,447)	$1,119,526		$5,310,204

Liabilities and Equity

Liabilities

Debt, net	$2,262,861	$—		$—	$787,683	(C)	$3,050,544
Accounts payable and accrued expenses	130,505	—		—	—		130,505
Deferred revenue	27,541	—		—	(68)		27,473
Lease deposits and other obligations to tenants	9,341	—		—	(313)		9,028

Total liabilities	2,430,248	—		—	787,302		3,217,550
Total capital	1,795,877	—		(35,447)	332,224		2,092,654

Total Liabilities and Equity	$4,226,125	$—		$(35,447)	$1,119,526		$5,310,204

The accompanying notes are an integral part of these

unaudited pro forma condensed consolidated financial statements.

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Income

	Medical Properties Trust, Inc. Historical For the Six Months Ended June 30, 2015	Capella Pro Forma Adjustments		MEDIAN Pro Forma Adjustments		Additional Acquisitions and Dispositions Pro Forma Adjustments		Medical Properties Trust, Inc. Pro Forma For the Six Months Ended June 30, 2015
(In thousands, except per share amounts)
Revenues

Rent billed	$106,994	$6,800	(J)	$33,113	(L)	$3,190	(F)	$150,097
Straight-line rent	9,980	991	(M)	4,686	(D)	1,010	(F)	16,667
Income from direct financing leases	25,363	10,702	(N)	—		185	(F)	36,250
Interest and fee income	53,425	20,000	(K)	(20,177	)(E)	963	(F)	54,211

Total revenues	195,762	38,493		17,622		5,348		257,225
Expenses

Real estate depreciation and amortization	29,712	2,843		9,362		282		42,199
Property-related	881	—		—		(2)		879
General and administrative	21,547	—		500		—		22,047
Acquisition expenses	32,048	—		—		(26,730)		5,318

Total operating expenses	84,188	2,843		9,862		(26,450)		70,443

Operating income	111,574	35,650		7,760		31,798		186,782
Other income (expense)

Other income (expense)	(571)	—		—		—		(571)
Earnings from equity and other interests	1,956	2,438	(I)	—		1,731	(I)	6,125
Debt refinancing expense	(238)	—		—		—		(238)
Interest expense	(53,318)	—		—		(22,622	)(G)	(75,940)
Income tax (expense) benefit	(938)	(2,552)		178		(335)		(3,647)

Net other expense	(53,109)	(114)		178		(21,226)		(74,271)

Income from continuing operations	58,465	35,536		7,938		10,572		112,511
Income from discontinued operations	—	—		—		—		—

Net income	58,465	35,536		7,938		10,572		112,511
Net income attributable to non-controlling interests	(161)	—		—		—		(161)

Net income attributable to MPT common stockholders	$58,304	$35,536		$7,938		$10,572		$112,350

Earnings per common share—basic

Income from continuing operations attributable to MPT common stockholders	$0.28							$0.47
Income from discontinued operations attributable to MPT common stockholders	—							—

Net income attributable to MPT common stockholders	$0.28							$0.47

Weighted average shares outstanding—basic	205,515					31,270	(H)	236,785

Earnings per common share—diluted

Income from continuing operations attributable to MPT common stockholders	$0.28							$0.47
Income from discontinued operations attributable to MPT common stockholders	—							—

Net income attributable to MPT common stockholders	$0.28							$0.47

Weighted average shares outstanding—diluted	206,127					31,270	(H)	237,397

The accompanying notes are an integral part of these

unaudited pro forma condensed consolidated financial statements.

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Income

	Medical Properties Trust, Inc. Historical For the Twelve Months Ended December 31, 2014	Capella Pro Forma Adjustments		MEDIAN Pro Forma Adjustments		Additional Acquisitions and Dispositions Pro Forma Adjustments		Medical Properties Trust, Inc. Pro Forma For the Twelve Months Ended December 31, 2014
(In thousands, except per share amounts)
Revenues

Rent billed	$187,018	$13,600	(J)	$78,869	(L)	$13,830	(F)	$293,317
Straight-line rent	13,507	1,982	(M)	11,161	(D)	4,605	(F)	31,255
Income from direct financing leases	49,155	21,492	(N)	—		1,149	(F)	71,796
Interest and fee income	62,852	40,000	(K)	(1,696	)(E)	4,869	(F)	106,025

Total revenues	312,532	77,074		88,334		24,453		502,393
Expenses

Real estate depreciation and amortization	53,938	5,687		22,299		2,732		84,656
Impairment charges	50,128	—		—		—		50,128
Property-related	1,851	—		—		(82)		1,769
General and administrative	37,274	—		2,000		—		39,274
Acquisition expenses	26,389	—		—		(15,535)		10,854

Total operating expenses	169,580	5,687		24,299		(12,885)		186,681

Operating income	142,952	71,387		64,035		37,338		315,712
Other income (expense)

Other income (expense)	5,481	—		—		—		5,481
Earnings from equity and other interests	2,559	4,876	(I)	—		4,124	(I)	11,559
Debt refinancing and unutilized financings expense	(1,698)	—		—		—		(1,698)
Interest expense	(98,156)	—		—		(49,623	)(G)	(147,779)
Income tax (expense) benefit	(340)	(5,104)		(1,186)		(790)		(7,420)

Net other expense	(92,154)	(228)		(1,186)		(46,289)		(139,857)

Income from continuing operations	50,798	71,159		62,849		(8,951)		175,855
Income (loss) from discontinued operations	(2)	—		—		—		(2)

Net income	50,796	71,159		62,849		(8,951)		175,853
Net income attributable to non-controlling interests	(274)	—		—		—		(274)

Net income attributable to MPT common stockholders	$50,522	$71,159		$62,849		$(8,951)		$175,579

Earnings per common share—basic
Income from continuing operations attributable to MPT common stockholders	$0.29							$0.75
Income from discontinued operations attributable to MPT common stockholders	—							—

Net income attributable to MPT common stockholders	$0.29							$0.75

Weighted average shares outstanding—basic	169,999					63,250	(H)	233,249

Earnings per common share—diluted
Income from continuing operations attributable to MPT common stockholders	$0.29							$0.75
Income from discontinued operations attributable to MPT common stockholders	—							—

Net income attributable to MPT common stockholders	$0.29							$0.75

Weighted average shares outstanding—diluted	170,540					63,250	(H)	233,790

The accompanying notes are an integral part of these

unaudited pro forma condensed consolidated financial statements.

MPT OPERATING PARTNERSHIP, L.P. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Balance Sheet

	MPT Operating Partnership L.P. Historical June 30, 2015	Capella Pro Forma Adjustments		MEDIAN Pro Forma Adjustments	Additional Acquisitions and Dispositions Pro Forma Adjustments		MPT Operating Partnership L.P. Pro Forma June 30, 2015
(in thousands)		(A)		(A)	(A)
Assets

Real estate assets

Land, buildings and improvements, and intangible lease assets	$2,720,011	$229,219		$460,260	$(16,455)		$3,393,035
Mortgage loans	437,587	210,000		—	1,500		649,087
Net investment in direct financing leases	455,020	160,781		—	—		615,801

Gross investment in real estate assets	3,612,618	600,000		460,260	(14,955)		4,657,923
Accumulated depreciation and amortization	(231,909)	—		—	9,875		(222,034)

Net investment in real estate assets	3,380,709	600,000		460,260	(5,080)		4,435,889
Cash and cash equivalents	45,904	(894,900)		(118,935)	1,013,835		45,904
Interest and rent receivables	56,792	—		—	(938)		55,854
Straight-line rent receivables	68,927	—		—	(923)		68,004
Other loans	548,865	290,000		(376,772)	—		462,093
Other assets	124,928	4,900	(B)	—	112,632	(B)	242,460

Total Assets	$4,226,125	$—		$(35,447)	$1,119,526		$5,310,204

Liabilities and Capital

Liabilities

Debt, net	$2,262,861	$—		$—	$787,683	(C)	$3,050,544
Accounts payable and accrued expenses	84,550	—		—	—		84,550
Deferred revenue	27,541	—		—	(68)		27,473
Lease deposits and other obligations to tenants	9,341	—		—	(313)		9,028
Payable due to Medical Properties Trust, Inc.	45,565	—		—	—		45,565

Total liabilities	2,429,858	—		—	787,302		3,217,160
Total capital	1,796,267	—		(35,447)	332,224		2,093,044

Total Liabilities and Capital	$4,226,125	$—		$(35,447)	$1,119,526		$5,310,204

The accompanying notes are an integral part of these

unaudited pro forma condensed consolidated financial statements.

MPT OPERATING PARTNERSHIP, L.P. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Income

	MPT Operating Partnership, L.P. Historical For the Six Months Ended June 30, 2015	Capella Pro Forma Adjustments		MEDIAN Pro Forma Adjustments		Additional Acquisitions and Dispositions Pro Forma Adjustments		MPT Operating Partnership, L.P. Pro Forma For the Six Months Ended June 30, 2015
(In thousands, except per unit amounts)
Revenues

Rent billed	$106,994	$6,800	(J)	$33,113	(L)	$3,190	(F)	$150,097
Straight-line rent	9,980	991	(M)	4,686	(D)	1,010	(F)	16,667
Income from direct financing leases	25,363	10,702	(N)	—		185	(F)	36,250
Interest and fee income	53,425	20,000	(K)	(20,177	)(E)	963	(F)	54,211

Total revenues	195,762	38,493		17,622		5,348		257,225
Expenses

Real estate depreciation and amortization	29,712	2,843		9,362		282		42,199
Property-related	881	—		—		(2)		879
General and administrative	21,547	—		500		—		22,047
Acquisition expenses	32,048	—		—		(26,730)		5,318

Total operating expenses	84,188	2,843		9,862		(26,450)		70,443

Operating income	111,574	35,650		7,760		31,798		186,782
Other income (expense)

Other income (expense)	(571)	—		—		—		(571)
Earnings from equity and other interests	1,956	2,438	(I)	—		1,731	(I)	6,125
Debt refinancing expense	(238)	—		—		—		(238)
Interest expense	(53,318)	—		—		(22,622	)(G)	(75,940)
Income tax (expense) benefit	(938)	(2,552)		178		(335)		(3,647)

Net other expense	(53,109)	(114)		178		(21,226)		(74,271)

Income from continuing operations	58,465	35,536		7,938		10,572		112,511
Income from discontinued operations	—	—		—		—		—

Net income	58,465	35,536		7,938		10,572		112,511
Net income attributable to non-controlling interests	(161)	—		—		—		(161)

Net income attributable to MPT Operating Partnership L.P. partners	$58,304	$35,536		$7,938		$10,572		$112,350

Earnings per unit—basic

Income from continuing operations attributable to MPT Operating Partnership L.P. partners	$0.28							$0.47
Income from discontinued operations attributable to MPT Operating Partnership L.P. partners	—							—

Net income attributable to MPT Operating Partnership L.P. partners	$0.28							$0.47

Weighted average units outstanding—basic	205,515					31,270	(H)	236,785

Earnings per unit—diluted

Income from continuing operations attributable to MPT Operating Partnership L.P. partners	$0.28							$0.47
Income from discontinued operations attributable to MPT Operating Partnership L.P. partners	—							—

Net income attributable to MPT Operating Partnership L.P. partners	$0.28							$0.47

Weighted average units outstanding—diluted	206,127					31,270	(H)	237,397

The accompanying notes are an integral part of these

unaudited pro forma condensed consolidated financial statements.

MPT OPERATING PARTNERSHIP, L.P. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Income

	MPT Operating Partnership, L.P. Historical For the Twelve Months Ended December 31, 2014	Capella Pro Forma Adjustments		MEDIAN Pro Forma Adjustments		Additional Acquisitions and Dispositions Pro Forma Adjustments		MPT Operating Partnership, L.P. Pro Forma For the Twelve Months Ended December 31, 2014
(In thousands, except per unit amounts)
Revenues

Rent billed	$187,018	$13,600	(J)	$78,869	(L)	$13,830	(F)	$293,317
Straight-line rent	13,507	1,982	(M)	11,161	(D)	4,605	(F)	31,255
Income from direct financing leases	49,155	21,492	(N)	—		1,149	(F)	71,796
Interest and fee income	62,852	40,000	(K)	(1,696	)(E)	4,869	(F)	106,025

Total revenues	312,532	77,074		88,334		24,453		502,393
Expenses

Real estate depreciation and amortization	53,938	5,687		22,299		2,732		84,656
Impairment charges	50,128	—		—		—		50,128
Property-related	1,851	—		—		(82)		1,769
General and administrative	37,274	—		2,000		—		39,274
Acquisition expenses	26,389	—		—		(15,535)		10,854

Total operating expenses	169,580	5,687		24,299		(12,885)		186,681

Operating income	142,952	71,387		64,035		37,338		315,712
Other income (expense)

Other income (expense)	5,481	—		—		—		5,481
Earnings from equity and other interests	2,559	4,876	(I)	—		4,124	(I)	11,559
Debt refinancing and unutilized financings expense	(1,698)	—		—		—		(1,698)
Interest expense	(98,156)	—		—		(49,623	)(G)	(147,779)
Income tax (expense) benefit	(340)	(5,104)		(1,186)		(790)		(7,420)

Net other expense	(92,154)	(228)		(1,186)		(46,289)		(139,857)

Income from continuing operations	50,798	71,159		62,849		(8,951)		175,855
Income (loss) from discontinued operations	(2)	—		—		—		(2)

Net income	50,796	71,159		62,849		(8,951)		175,853
Net income attributable to non-controlling interests	(274)	—		—		—		(274)

Net income attributable to MPT Operating Partnership L.P. partners	$50,522	$71,159		$62,849		$(8,951)		$175,579

Earnings per unit—basic

Income from continuing operations attributable to MPT Operating Partnership L.P. partners	$0.29							$0.75
Income from discontinued operations attributable to MPT Operating Partnership L.P. partners	—							—

Net income attributable to MPT Operating Partnership L.P. partners	$0.29							$0.75

Weighted average units outstanding—basic	169,999					63,250	(H)	233,249

Earnings per unit—diluted

Income from continuing operations attributable to MPT Operating Partnership L.P. partners	$0.29							$0.75
Income from discontinued operations attributable to MPT Operating Partnership L.P. partners	—							—

Net income attributable to MPT Operating Partnership L.P. partners	$0.29							$0.75

Weighted average units outstanding—diluted	170,540					63,250	(H)	233,790

The accompanying notes are an integral part of these

unaudited pro forma condensed consolidated financial statements.

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

MPT OPERATING PARTNERSHIP, L.P. AND SUBSIDIARIES

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(A)	The Capella Pro Forma Adjustments column includes the expected effects of the Capella Transactions, while the MEDIAN Pro Forma Adjustments column represents the conversion of debt discharge and acquisition loans into real estate as described above. We have included the effects of the Additional Acquisitions, Dispositions and Financing Transactions in the Additional Acquisitions and Dispositions Pro Forma Adjustments column. The sources and uses from these transactions are as follows:

Sources:

Proceeds from Operating Partnership’s euro senior notes offering*	$557,350
Proceeds from Medical Properties common stock offering	352,188
Proceeds from unsecured debt	500,000
Proceeds from property dispositions	17,675

Total Sources	$1,427,213

Uses:

Real Estate acquired of Capella	$170,000
Direct financing leases of Capella	220,000
Mortgage loan to Capella	210,000
Acquisition loan to Capella	290,000
Equity investment in Capella	4,900
Investment in MEDIAN**	83,488
Paydown of revolving credit facility	269,667
Other investments	114,693
Fee and expenses***	64,465

Total Uses	$1,427,213

*	€500 million offering converted using a 1.11 exchange rate.
**	Includes additional financing of our investment in MEDIAN, including approximately $28 million of capital gains tax that we expect to capitalize pursuant to our acquisition of MEDIAN under the purchase method of accounting.
***	Includes fees and expenses associated with the Financing Transactions and $35 million of estimated real estate transfer taxes associated with acquiring real estate pursuant to the MEDIAN Transactions.
(B)	For our equity investment in Capella, we have assumed that we will account for it under the equity method of accounting. Likewise, the investment we are making in several Italian healthcare facilities, as described above, we have assumed that we will account for our investment in the 50%/50% joint venture under the equity method of accounting.
(C)	Consists of approximately $1.057 billion of new unsecured debt less the payments made to reduce the outstanding balance in our revolving credit facility by $270 million. See footnote (A).
(D)	Assumes operating lease accounting on the €705 million of real estate acquired and leased to MEDIAN over a 27 year term with a minimum rent escalation of 1%.
(E)	Reflects the interest income earned on loans to MEDIAN for 2014 and for the six months ending June 30, 2015. These pro forma results assume the loans are converted to real estate and leased to MEDIAN. This adjustment results in the removal of actual interest earned and recorded in these periods.
(F)	Represents incremental net revenue assuming the Additional Acquisitions and Dispositions occurred as of January 1, 2014 for the year ending December 31, 2014 and as of January 1, 2015 for the six months ending June 30, 2015.

(G)	Incremental annual and quarter interest expense estimated as follows:

Year ending December 31, 2014	Borrowing/ (Payment)	Incremental Interest Expense
Unsecured debt	$1,057,350	$52,850
Revolving credit facility	$(269,667)	(4,315)
Incremental debt issue cost amortization—unsecured debt		1,088

Total annual incremental interest expense		$49,623

Six months ending June 30, 2015	Borrowing/ (Payment)	Incremental Interest Expense
Unsecured debt	$1,057,350	$24,292
Revolving credit facility	$(269,667)	(2,157)
Incremental debt issue cost amortization—unsecured debt		487

Total six months incremental interest expense		$22,622

(H)	For the year ending December 31, 2014 and six months ending June 30, 2015, we have included additional shares/units related to the Medical Properties’ August 2015 equity offering of 28.75 million. In addition, we have included 34.5 million and 2.5 million of additional shares/units for the year ending December 31, 2014 and for the six months ending June 30, 2015, respectively, to reflect a full period impact from Medical Properties’ January 2015 equity offering.
(I)	Represents equity in earnings from Capella and an Italian joint venture.
(J)	Incremental annual and quarter rental income estimated as follows:

Real estate assets acquired and leased—Capella	$170,000
Initial cash lease rate	8%

Annualized income from operating leases	$13,600

Rental income for the six months	$6,800

(K)	Incremental annual and quarter mortgage interest income estimated as follows:

Mortgage and Acquisition loans—Capella	$500,000
Initial cash interest rate	8%

Annualized interest income	$40,000

Interest income for the period	$20,000

(L)	Incremental annual and quarter rental income estimated as follows:

Real estate assets acquired and leased—MEDIAN	€705,000
Initial cash lease rate	8.4%

Annualized rental income in euros	€59,300
Annualized rental income in dollars (using 1.12 exchange rate)	$78,869

Rental income for the six months in euros	€29,650
Rental income for the six months in dollars (using 1.12 exchange rate)	$33,113

(M)	Assumes operating lease accounting on $170 million of real estate acquired and leased to Capella over a 35 year term (including extension options) with a minimum rent escalation of 2%.
(N)	Assumes direct financing lease accounting on $220 million of real estate acquired and leased to Capella over a 35 year term (including extension options) with a minimum rent escalation of 2%.